                                                                   EXHIBIT 4.21

                            CERTIFICATE OF AMENDMENT
                                       TO
                              CERTIFICATE OF TRUST
                                       OF
                              ONB CAPITAL TRUST III

            THIS Certificate of Amendment of ONB Capital Trust III (the "Trust"), is being duly executed and filed on behalf of the Trust by the undersigned trustee to amend the Certificate of Trust of the statutory trust formed under the Delaware Statutory Trust Act (12 Del. C. Section 3801 et seq.) (the "Act").

            1. Name. The name of the statutory trust amended hereby is ONB Capital Trust III.

            2. Amendment of Trust. The Certificate of Trust of the Trust is hereby amended by changing the name and address of the trustee of the Trust in the State of Delaware to:

               Chase Manhattan Bank USA, National Association
               500 Stanton Christiana Road, OPS4 / 3rd Floor
               Newark, Delaware 19713

            3. Effective Date. This Certificate of Amendment shall be effective upon filing with the Delaware Secretary of State.

            IN WITNESS WHEREOF, the undersigned trustee of the Trust has executed this Certificate of Amendment in accordance with Section 3811(a)(2) of the Act.

                                        CHASE MANHATTAN BANK USA,
                                        NATIONAL ASSOCIATION, as Delaware
                                        Trustee

                                        By:  /s/ Diane P. Ledger
                                        ------------------------------------
                                        Name:  Diane P. Ledger
                                        Title:  Assistant Vice President

                            CERTIFICATE OF AMENDMENT
                                       TO
                              CERTIFICATE OF TRUST
                                       OF
                              ONB CAPITAL TRUST IV

            THIS Certificate of Amendment of ONB Capital Trust IV (the "Trust"), is being duly executed and filed on behalf of the Trust by the undersigned trustee to amend the Certificate of Trust of the statutory trust formed under the Delaware Statutory Trust Act (12 Del. C. Section 3801 et seq.) (the "Act").

            1. Name. The name of the statutory trust amended hereby is ONB Capital Trust IV.

            2. Amendment of Trust. The Certificate of Trust of the Trust is hereby amended by changing the name and address of the trustee of the Trust in the State of Delaware to:

               Chase Manhattan Bank USA, National Association
               500 Stanton Christiana Road, OPS4 / 3rd Floor
               Newark, Delaware 19713

            3. Effective Date. This Certificate of Amendment shall be effective upon filing with the Delaware Secretary of State.

            IN WITNESS WHEREOF, the undersigned trustee of the Trust has executed this Certificate of Amendment in accordance with Section 3811(a)(2) of the Act.

                                        CHASE MANHATTAN BANK USA,
                                        NATIONAL ASSOCIATION, as Delaware
                                        Trustee

                                        By:  /s/ Diane P. Ledger
                                             -----------------------------------
                                        Name:  Diane P. Ledger
                                        Title:  Assistant Vice President